UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-BC2)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-101760-06              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

    On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

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MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-BC2
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 6, 2004              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

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

                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-BC2
                                Statement to Certificate Holders
                                      December 26, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A      237,336,000.00   220,653,280.88    7,467,480.15      275,272.63     7,742,752.78       0.00        0.00      213,185,800.73
M1      18,475,000.00    18,475,000.00            0.00       29,730.00        29,730.00       0.00        0.00       18,475,000.00
M2      14,922,000.00    14,922,000.00            0.00       36,862.00        36,862.00       0.00        0.00       14,922,000.00
B1       9,237,000.00     9,237,000.00            0.00       32,760.88        32,760.88       0.00        0.00        9,237,000.00
B2       4,265,000.00     4,265,000.00            0.00       15,126.68        15,126.68       0.00        0.00        4,265,000.00
C      284,235,000.00   284,235,000.00            0.00            0.00             0.00       0.00        0.00      284,235,000.00
P                0.00             0.00            0.00      169,417.97       169,417.97       0.00        0.00                0.00
R              100.00             0.00            0.00            0.00             0.00       0.00        0.00                0.00
TOTALS 568,470,100.00   551,787,280.88    7,467,480.15      559,170.16     8,026,650.31       0.00        0.00      544,319,800.73

X      284,235,000.00   193,266,308.79            0.00      104,685.92       104,685.92          0.00        0.00   178,914,056.20
S      284,235,100.00   267,552,280.88            0.00            0.00             0.00          0.00        0.00   260,084,800.73

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A        84751PAK 5     929.70843395     31.46374823      1.15984356     32.62359179          898.24468572      A         1.448750 %
M1       84751PAN 9   1,000.00000000      0.00000000      1.60920162      1.60920162        1,000.00000000      M1        1.868750 %
M2       84751PAP 4   1,000.00000000      0.00000000      2.47031229      2.47031229        1,000.00000000      M2        2.868750 %
B1       84751PAQ 2   1,000.00000000      0.00000000      3.54670131      3.54670131        1,000.00000000      B1        4.118750 %
B2       84751PAR 0   1,000.00000000      0.00000000      3.54670106      3.54670106        1,000.00000000      B2        4.118750 %
C        84751PAS 8   1,000.00000000      0.00000000      0.00000000      0.00000000        1,000.00000000      C         0.000000 %
R        84751PAU 3       0.00000000      0.00000000      0.00000000      0.00000000            0.00000000      R         1.448750 %
TOTALS                  970.65312825     13.13610012      0.98364041     14.11974053          957.51702813
X        84751PAL 3     679.95253502      0.00000000      0.36830763      0.36830763          629.45821662      X         0.650000 %
S        84751PAM 1     941.30626682      0.00000000      0.00000000      0.00000000          915.03407120      S         0.000000 %
------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)         Scheduled Principal                                                                       220,951.75
                           Principal Prepayments                                                                   6,144,220.11
                           Repurchased Principal                                                                           0.00
                           Extra Principal Distribution Amount                                                     1,102,308.29
                           Prepayment Penalties                                                                      169,417.97

Section 4.05(a)(v)         Total Beginning Number of Loans                                                                1,863
                           Total Ending Number of Loans                                                                   1,828
                           Total Ending Collateral Balance                                                       262,331,400.06

Section 4.05(a)            O/C Amount                                                                              2,246,599.33
                           Targeted O/C Amount                                                                     5,684,700.00
                           O/C Deficiency Amount                                                                           0.00
                           O/C Release Amount                                                                              0.00
                           Monthly Excess Interest                                                                 1,102,308.29
                           Monthly Excess Cash Flow Amount                                                         1,102,308.29

Section 4.05(a)(vi)        Servicing Fee                                                                             111,956.90

Section 4.05(a)(viii)      Current Advances                                                                          468,337.78

Section 4.05(a)(ix)        Cumulative Realized Loss Amount                                                                 0.00

Section 4.05(a)(ix)        Cumulative Class A Applied Realized Loss Amount                                                 0.00
                           Cumulative Class M1 Applied Realized Loss Amount                                                0.00
                           Cumulative Class M2 Applied Realized Loss Amount                                                0.00
                           Cumulative Class B1 Applied Realized Loss Amount                                                0.00
                           Cumulative Class B2 Applied Realized Loss Amount                                                0.00

Section 4.05(a)(x)         Current Realized Loss Amount                                                                    0.00

Section 4.05(a)(x)         Current Class A Applied Realized Loss Amount                                                    0.00
                           Current Class M1 Applied Realized Loss Amount                                                   0.00
                           Current Class M2 Applied Realized Loss Amount                                                   0.00
                           Current Class B1 Applied Realized Loss Amount                                                   0.00
                           Current Class B2 Applied Realized Loss Amount                                                   0.00

Section 4.05(a)(xi)                                                   Loans Delinquent
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                        54             6,285,853.14                  2.40 %
                                                 2 Month                        21             3,193,735.94                  1.22 %
                                                 3 Month                        33             4,720,080.42                  1.80 %
                                                  Total                        108            14,199,669.50                  5.42 %

                                                 Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                   Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                           11            1,659,538.93                  0.63 %

Section 4.05(a)(xi)                                                   Loans in Bankruptcy
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            6              821,015.51                  0.31 %

Section 4.05(a)(xiii)                                                 Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            2              422,085.56                  0.16 %

Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                           NO

Section 4.05(a)(xv)        Has the Step Up Trigger Occurred?                                                             NO

                           Rolling 3 Month Prior Delinquency Percentage                                            2.5052 %

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance               0.0000 %

Section 4.05(a)(xvi)       Class A Interest Carryforward Amount                                                        0.00
                           Class S Interest Carryforward Amount                                                        0.00
                           Class X Interest Carryforward Amount                                                        0.00
                           Class M1 Interest Carryforward Amount                                                       0.00
                           Class M2 Interest Carryforward Amount                                                       0.00
                           Class B1 Interest Carryforward Amount                                                       0.00
                           Class B2 Interest Carryforward Amount                                                       0.00
                           Class R Interest Carryforward Amount                                                        0.00

Section 4.05(a)(xvii)      Class A Interest Carryover Amount Paid                                                      0.00
                           Class S Interest Carryover Amount Paid                                                      0.00
                           Class X Interest Carryover Amount Paid                                                      0.00
                           Class M1 Interest Carryover Amount Paid                                                     0.00
                           Class M2 Interest Carryover Amount Paid                                                     0.00
                           Class B1 Interest Carryover Amount Paid                                                     0.00
                           Class B2 Interest Carryover Amount Paid                                                     0.00
                           Class R Interest Carryover Amount Paid                                                      0.00

Section 4.05(a)(xviii)     Repurchased Principal                                                                       0.00

Section 4.05(a)(xx)        Credit Risk Manager Fee Paid                                                            3,358.71
Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                              7.65 %
                           Weighted Average Term to Maturity                                                            344

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                           0.00
                           Class A Interest Accrual Relief Act Reduction                                               0.00
                           Class S Interest Accrual Relief Act Reduction                                               0.00
                           Class X Interest Accrual Relief Act Reduction                                               0.00
                           Class M1 Interest Accrual Relief Act Reduction                                              0.00
                           Class M2 Interest Accrual Relief Act Reduction                                              0.00
                           Class B1 Interest Accrual Relief Act Reduction                                              0.00
                           Class B2 Interest Accrual Relief Act Reduction                                              0.00
                           Class R Interest Accrual Relief Act Reduction                                               0.00

Section 4.05(a)            Net Prepayment Interest Shortfalls                                                          0.00
                           Class A Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class S Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class X Interest Accrual Prepayment Interest Shortfall Reduction                            0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                            0.00

                           Beginning Cap Contract Balance                                                     78,701,552.18
                           Current Period Cap Contract Amount                                                          0.00
                           Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                           0.00
                           Cap Contract Amount Paid to C Class                                                         0.00
                           Ending Cap Contract Balance                                                        77,476,287.81

Section 4.05(a)            Class A Adjusted Rate Certificate Carryover                                                 0.00
                           Class A Unpaid Adjusted Rate Certificate Carryover                                          0.00

                           Class M1 Adjusted Rate Certificate Carryover                                                0.00
                           Class M1 Unpaid Adjusted Rate Certificate Carryover                                         0.00
                           Class M2 Adjusted Rate Certificate Carryover                                                0.00

                           Class M2 Unpaid Adjusted Rate Certificate Carryover                                         0.00

                           Class B1 Adjusted Rate Certificate Carryover                                                0.00
                           Class B1 Unpaid Adjusted Rate Certificate Carryover                                         0.00

                           Class B2 Adjusted Rate Certificate Carryover                                                0.00
                           Class B2 Unpaid Adjusted Rate Certificate Carryover                                         0.00

                           Class R Adjusted Rate Certificate Carryover                                                 0.00
                           Class R Unpaid Adjusted Rate Certificate Carryover                                          0.00

Section 4.05(a)            Available Funds                                                                     7,961,918.25
                           Interest Remittance Amount                                                          1,596,746.39
                           Principal Remittance Amount                                                         6,365,171.86

Sec 4.06(ii) Class C Distributable Amount                                                                              0.00

Interest Earnings on Certificate Account Paid to Seller                                                              396.26

                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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